UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.     )

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Primo Water Corporation

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PRIMO WATER CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareowners Meeting to Be Held on May 5, 2020. PRIMO WATER CORPORATION 4221 W. BOY SCOUT BLVD. SUITE 400 TAMPA, FLORIDA 33607 See the reverse side of this notice to obtain proxy materials and voting instructions. D06886-Z76794 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage youto access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/PRMW2020. The company will be hosting the meetinglive via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.comPRMW2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). Meeting Type: Annual Meeting For holders as of: March 16, 2020 Date: May 5, 2020 Time: 8:00 a. m. Local Time in Tampa, Florida Location:

D06887-Z76794 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2020 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mailcopy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the followingmethods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that isprinted in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. NOTICEAND PROXY STATEMENT ANNUAL REPORT FORM 10-K Proxy Materials Available to VIEW or RECEIVE: Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go towww.virtualshareholdermeeting.com/PRMW2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods

Voting Items The Board of Directors recommends you vote FOR the following proposals: 2. Appointment of Independent Registered Certified Public Accounting Firm. Appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm. 3. Non-Binding Advisory Vote on Executive Compensation. Approval, on a non-binding advisory basis, of the compensation of Primo Water Corporation’s named executive officers. 01) Britta Bomhard 02) Susan E. Cates 03) Jerry Fowden 04) Stephen H. Halperin 05) Thomas J. Harrington 06) Betty Jane Hess 07) Gregory Monahan 08) Mario Pilozzi 09) Billy D. Prim 10) Eric Rosenfeld 11) Graham W. Savage 12) Steven P. Stanbrook 1. Election of Directors Nominees: D06888-Z76794